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BANC OF AMERICA COMMERCIAL MORTGAGE INC.

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the SEC) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.


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
Final Structure
----------------------------------------------------------------------------------------------------

                                          CERTIFICATE
                                           BALANCE OR            APPROXIMATE
                                            NOTIONAL            PERCENTAGE OF      APPROXIMATE
   CLASS          RATING (1)               AMOUNT (2)          POOL BALANCE (2)   CREDIT SUPPORT
----------------------------------------------------------------------------------------------------
Offered Certificates
----------------------------------------------------------------------------------------------------
A-1(9)              AAA/Aaa            $   23,000,000               1.991%            14.250%
----------------------------------------------------------------------------------------------------
A-2(9)              AAA/Aaa            $   34,000,000               2.943%            14.250%
----------------------------------------------------------------------------------------------------
A-3(9)              AAA/Aaa            $  125,000,000              10.821%            14.250%
----------------------------------------------------------------------------------------------------
A-4(9)              AAA/Aaa            $  110,000,000               9.522%            14.250%
----------------------------------------------------------------------------------------------------
A-5(9)              AAA/Aaa            $  414,397,485              35.873%            14.250%
----------------------------------------------------------------------------------------------------
B                   AA/Aa2             $   28,879,200               2.500%            11.750%
----------------------------------------------------------------------------------------------------
C                   AA-/Aa3            $   11,551,680               1.000%            10.750%
----------------------------------------------------------------------------------------------------
D                    A/A2              $   24,547,319               2.125%             8.625%
----------------------------------------------------------------------------------------------------
E                    A-/A3             $   11,551,680               1.000%             7.625%
----------------------------------------------------------------------------------------------------
Private Certificates - Not Offered (7)
----------------------------------------------------------------------------------------------------
A-1A(9)             AAA/Aaa            $  284,159,066              24.599%            14.250%
----------------------------------------------------------------------------------------------------
F                  BBB+/Baa1           $   15,883,560               1.375%             6.250%
----------------------------------------------------------------------------------------------------
G                  BBB/Baa2            $   11,551,680               1.000%             5.250%
----------------------------------------------------------------------------------------------------
H                  BBB-/Baa3           $   15,883,560               1.375%             3.875%
----------------------------------------------------------------------------------------------------
J                   BB+/Ba1            $    4,331,880               0.375%             3.500%
----------------------------------------------------------------------------------------------------
K                   BB/Ba2             $    5,775,840               0.500%             3.000%
----------------------------------------------------------------------------------------------------
L                   BB-/Ba3            $    5,775,840               0.500%             2.500%
----------------------------------------------------------------------------------------------------
M                    B+/B1             $    4,331,880               0.375%             2.125%
----------------------------------------------------------------------------------------------------
N                    B/B2              $    2,887,920               0.250%             1.875%
----------------------------------------------------------------------------------------------------
O                    B-/B3             $    2,887,920               0.250%             1.625%
----------------------------------------------------------------------------------------------------
P                    NR/NR             $   18,771,480               1.625%             0.000%
----------------------------------------------------------------------------------------------------
X                   AAA/Aaa            $1,155,167,990 (8)             N/A                N/A
----------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
                                          APPROXIMATE
                                             INTIAL            WEIGHTED
                                          PASS-THROUGH         AVERAGE
                                           RATE AS OF            LIFE
   CLASS            RATE TYPE            DELIVERY DATE        (YEARS) (3)       PRINCIPAL WINDOW (3)
-------------------------------------------------------------------------------------------------------
Offered Certificates
-------------------------------------------------------------------------------------------------------
A-1(9)                Fixed                 2.975%                1.258        8/10/2004 - 12/10/2006
-------------------------------------------------------------------------------------------------------
A-2(9)                Fixed                 4.348%                3.642       12/10/2006 - 4/10/2009
-------------------------------------------------------------------------------------------------------
A-3(9)                Fixed                 4.875%                5.558        4/10/2009 - 4/10/2011
-------------------------------------------------------------------------------------------------------
A-4(9)                Fixed                 5.176%                7.234        4/10/2011 - 3/10/2013
-------------------------------------------------------------------------------------------------------
A-5(9)                WAC(4)             5.48360268% (4)          9.723        3/10/2013 - 5/10/2014
-------------------------------------------------------------------------------------------------------
B                     WAC(5)             5.53860268% (5)         10.022        6/10/2014 - 11/10/2014
-------------------------------------------------------------------------------------------------------
C                     WAC(5)             5.53860268% (5)         11.192       11/10/2014 - 11/10/2015
-------------------------------------------------------------------------------------------------------
D                     WAC(5)             5.53860268% (5)         11.613       11/10/2015 - 7/10/2016
-------------------------------------------------------------------------------------------------------
E                     WAC(5)             5.53860268% (5)         11.989        7/10/2016 - 7/10/2016
-------------------------------------------------------------------------------------------------------
Private Certificates - Not Offered (7)
-------------------------------------------------------------------------------------------------------
A-1A(9)               Fixed(6)              5.207% (6)            7.748        8/10/2004 - 6/10/2014
-------------------------------------------------------------------------------------------------------
F                     WAC(5)             5.53860268% (5)         11.989        7/10/2016 - 7/10/2016
-------------------------------------------------------------------------------------------------------
G                     WAC(5)             5.53860268% (5)         11.989        7/10/2016 - 7/10/2016
-------------------------------------------------------------------------------------------------------
H                     WAC(5)             5.53860268% (5)         11.989        7/10/2016 - 7/10/2016
-------------------------------------------------------------------------------------------------------
J                     Fixed(6)              5.102% (6)           11.989        7/10/2016 - 7/10/2016
-------------------------------------------------------------------------------------------------------
K                     Fixed(6)              5.102% (6)           11.989        7/10/2016 - 7/10/2016
-------------------------------------------------------------------------------------------------------
L                     Fixed(6)              5.102% (6)           11.989        7/10/2016 - 7/10/2016
-------------------------------------------------------------------------------------------------------
M                     Fixed(6)              5.102% (6)           11.989        7/10/2016 - 7/10/2016
-------------------------------------------------------------------------------------------------------
N                     Fixed(6)              5.102% (6)           11.989        7/10/2016 - 7/10/2016
-------------------------------------------------------------------------------------------------------
O                     Fixed(6)              5.102% (6)           11.989        7/10/2016 - 7/10/2016
-------------------------------------------------------------------------------------------------------
P                     Fixed(6)              5.102% (6)           14.623        7/10/2016 - 6/10/2019
-------------------------------------------------------------------------------------------------------
X                 Variable Rate (8)       0.31064165% (8)          (8)                   N/A
-------------------------------------------------------------------------------------------------------


(1) Ratings shown are those of Standard & Poor's, a division of The McGraw-Hill Companies, Inc. and Moody's Investors Service, Inc. Ratings Services, respectively.

(2) As of the delivery date. Subject to a variance of plus or minus 10%.

(3) Based on the maturity assumptions (as defined under "Yield and Maturity Considerations" in the prospectus supplement). As of the delivery date, calculations for the certificates assume no prepayments will be made on (or, in the case of the mortgage loan with an anticipated the mortgage loans prior to their related maturity dates repayment date, the related anticipated repayment date).

(4) The Class A-5 Certificates will accrue interest at the weighted average net mortgage rate less 0.055%.

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(5) The Class B, Class C, Class D, Class E, Class F, Class G and Class H
Certificates will accrue interest at the weighted average net mortgage rate.

(6) The Class A-1A, Class J, Class K, Class L, Class M, Class N, Class O and Class P Certificates will accrue interest at a fixed rate subject to a cap at the weighted average net mortgage rate.

(7) Not offered. Any information we provide herein regarding the terms of these certificates is provided only to enhance your understanding of the offered certificates.

(8) The Class X Certificates are not offered. Any information we provide herein regarding the terms of these certificates is provided only to enhance your understanding of the offered certificates. The Class X Certificates will not have a certificate balance and their holders will not receive distributions of principal, but such holders are entitled to receive payments of the aggregate interest accrued on the notional amount of the Class X Certificates, as described in the prospectus supplement. The interest rate applicable to the Class X Certificates for each distribution date will be as described in the prospectus supplement. See "Description of the Certificates-- Pass-Through Rates" in the prospectus supplement.

(9) For purposes of making distributions to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-1A Certificates, the pool of mortgage loans will be deemed to consist of two distinct loan groups, loan group 1 and loan group 2. Loan group 1 will consist of 64 mortgage loans, representing approximately 75.4% of the initial pool balance as of the cut-off date. Loan group 2 will consist of 30 mortgage loans, representing approximately 24.6% of the initial pool balance as of the cut off date. Loan group 2 will include approximately 67.0% of the initial pool balance of all the mortgage loans secured by multifamily properties and approximately 70.6% of the initial pool balance of all the mortgage loans secured by manufactured housing properties.

So long as funds are sufficient on any distribution date to make distributions of all interest on such distribution date to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-1A and Class X Certificates, interest distributions on the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-5 Certificates will be based upon amounts available relating to mortgage loans in loan group 1 and interest distributions on the Class A-1A Certificates will be based upon amounts available relating to mortgage loans in loan group 2. In addition, generally, the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-5 Certificates will only be entitled to receive distributions of principal collected or advanced in respect of mortgage loans in loan group 1 until the certificate balance of the Class A-1A Certificates has been reduced to zero, and the Class A-1A Certificates will only be entitled to receive distributions of principal collected or advanced in respect of mortgage loans in loan group 2 until the certificate balance of the Class A-5 Certificates has been reduced to zero. However, on and after any distribution date on which the certificate balances of the Class B through Class P Certificates have been reduced to zero, distributions of principal collected or advanced in respect of the pool of mortgage loans will be distributed to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-1A Certificates pro rata.